IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

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:
In re                             :    Chapter 11 : :    Case No. 13-10741
(PJW) : :    Jointly Administered :
ROTECH HEALTHCARE INC., et al.,
Reorganized Debtors.1

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NOTICE OF OCCURRENCE OF EFFECTIVE DATE OF CHAPTER 11 PLAN

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.On August 29, 2013, the United States Bankruptcy Court for the District of Delaware entered an order [Docket No. 1007] confirming the Debtors’ Second Amended Joint Chapter 11 Plan, dated June 13, 2013 (the “Plan”), proposed by Rotech Healthcare Inc. (“Rotech”) and its title 11 subsidiaries listed in Schedule 1 to the Plan (collectively, the “Reorganized Debtors”).

2.On September 27, 2013, the Effective Date (as defined in the Plan) occurred and the Plan was substantially consummated.

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1 The Reorganized Debtors in these chapter 11 cases are listed in Schedule 1 to the Plan and at http://dm.epiq11.com/rotech. The address of the corporate headquarters of the Reorganized Debtors and the mailing address of each of the Reorganized Debtors is 2600 Technology Drive, Suite 300, Orlando, FL 32804.

Dated: September 27, 2013	YOUNG CONAWAY STARGATT & TAYLOR,

Wilmington, Delaware	LLP

/s/ Joseph M. Barry
James L. Patton, Jr. (No. 2202) Robert S. Brady (No. 2847) Joseph M. Barry (No. 4221) Travis G. Buchanan (No. 5595) Rodney Square 1000 North King Street Wilmington, Delaware 19801
Telephone: 302.571.6600 Facsimile: 302.571.1253

-and-

Martin J. Bienenstock Geoffrey T. Raicht
Vincent Indelicato PROSKAUER ROSE LLP Eleven Times Square New York, New York 10036 Telephone: 212.969.3000 Facsimile: 212.969.2900

Co-Attorneys for the Reorganized Debtor